UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2020

TechTarget, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton, MA		02466
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per value per share	TTGT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On July 2, 2020, TechTarget, Inc. (the “Company”) entered into a Loan and Security Modification Agreement (“Modification Agreement”) with Western Alliance Bank (“Western Alliance”) pursuant to which the Company and Western Alliance agreed to amend the Loan and Security Agreement, dated December 24, 2018, (“Loan Agreement”) between the Company and Western Alliance. The Modification Agreement, among other things, adds or amends certain definitions in the Loan Agreement, adds a financial covenant requiring the Company to maintain an Asset Coverage Ratio (as defined in the Loan Agreement) of no less than 1.0 to 1.0 tested as of the end of each quarter, and provides the Company with a new revolving line of credit facility of $20,000,000 (“Line of Credit”). The Line of Credit allows the Company to request non-formula advances in an aggregate principal amount not to exceed the Line of Credit and to use the proceeds of such advances until the facility matures on July 2, 2022. Advances under the Line of Credit bear interest at a floating rate equal to one-quarter percent (0.25%) above the Prime Rate (as published in the Money Rates section of the Western Edition of The Wall Street Journal, or such other rate of interest publicly announced from time to time by Western Alliance as its Prime Rate); provided that at no time shall the interest rate on such advances be less than three and one half percent (3.50%). The Modification Agreement also establishes a process by which the Company and Western Alliance will determine an alternative interest rate for the Company’s existing Term Loan under the Loan Agreement in the event that Western Alliance determines that LIBOR ceases to exist or is no longer available. In addition, the Company will be required to pay customary fees and expenses, including an annual facility fee with respect to the Line of Credit.

The Loan Agreement and Line of Credit have been guaranteed by the Company and are secured by substantially all assets of the Company and its subsidiaries.

The description above is qualified in its entirety by the Modification Agreement, which is included as Exhibit 10.2 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financing Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion set forth under Item 1.01, “Entry into a Material Definitive Agreement,” of this Form 8-K, which discussion is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

Loan and Security Agreement, dated December 24, 2018, by and between TechTarget, Inc., as Borrower, and Western Alliance Bank, as Lender (previously filed as Exhibit 10.1 to the Current Report on Form 8-K as filed with the SEC on December 28, 2018 and incorporated herein by reference).

10.2	Loan and Security Modification Agreement, dated July 2, 2020, by and between TechTarget, Inc., as Borrower, and Western Alliance Bank, as Lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TechTarget, Inc.

Date: July 8, 2020	By:	/s/ Daniel Noreck
Daniel Noreck
Chief Financial Officer and Treasurer